                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 10, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557                 36-3777824
----------------------------       ---------------       ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)




            550 Business Center Drive, Mount Prospect, Illinois 60056
           -----------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
                              --------------------
                        (Registrant's telephone number)

ITEM 5.   OTHER EVENTS.

      On May 10, 2001, Salton, Inc. announced its third quarter results. The full text of Salton, Inc.'s May 10, 2001 press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (a) Exhibits

          99.1   Press Release issued by Salton, Inc. dated May 10, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         ----------------------------
                                         William B. Rue
Dated:  May 10, 2001                     President and Chief Operating Officer

                                  EXHIBIT INDEX




  EXHIBIT
    NO.                            DESCRIPTION
  -------                          -----------

   99.1         Press Release issued by Salton, Inc. dated May 10, 2001